FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                        505 WEST MAIN LIMITED PARTNERSHIP


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership, a South Dakota limited partnership (the "First Amendment") is being entered into as of the date written below by and between Lewis F. Weinberg, Weinberg Investments, Inc. and Sioux Falls Environmental Access, Inc. as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 8, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS


         WHEREAS, on August 31, 1998, 505 West Main Limited Partnership, a South Dakota Limited Partnership (the "Partnership") recorded a certificate of limited partnership with the South Dakota Secretary of State. On August 28, 1998, a partnership agreement was entered into by and between the General Partner and Michael A. Crane as the original limited partner (the "Original Partnership Agreement").

         WHEREAS, on January 15, 2001, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding, the Special Limited Partner, and WNC Housing Tax Credit Fund VI, L.P., Series 8 as the Class A Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding agrees to liquidate its interest in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to accept the liquidated interest of WNC Holding.

         WHEREAS, the General Partner agrees to allow WNC Housing Tax Credit Fund VI, L.P., Series 8 to convert its Class A Special Limited Partner interest into the Limited Partner interest in the Partnership and accept all the rights, title, interest and obligations of the limited partner as specified in the Amended and Restated Partnership Agreement and WNC Housing Tax Credit Fund VI, L.P., Series 8 agrees to become the limited partner and be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and


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sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

Section 1.47 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.47 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 8, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.

         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership, a South Dakota limited partnership, is made and entered into as of May 23, 2001.


                                    GENERAL PARTNER


                                    Lewis F. Weinberg

                                    Weinberg Investments, Inc.

                                    By:     /s/ LEWIS F. WEINBERG
                                            -------------------------------
                                            Lewis F. Weinberg,
                                            President

                                    Sioux Falls Environmental Access, Inc.

                                    By:     /s/ ROLLYN SAMP
                                            -------------------------------
                                            Rollyn Samp,
                                            President





Signatures continued on next page...


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                                 WITHDRAWING LIMITED PARTNER

                                 WNC Holding, LLC

                                 By:     WNC & Associates, Inc.
                                         General Partner

                                         By:      /s/ DAVID N. SHAFER
                                                  ---------------------------
                                                  David N. Shafer,
                                                  Executive Vice President


                                 LIMITED PARTNER

                                 WNC Housing Tax Credit Fund VI, L.P., Series 8

                                 By:     WNC & Associates, Inc.
                                         General Partner

                                         By:      /s/ DAVID N. SHAFER
                                                  ---------------------------
                                                  David N. Shafer,
                                                  Executive Vice President


                                 SPECIAL LIMITED PARTNER

                                 WNC Housing, L.P.

                                 By:     WNC & Associates, Inc.,
                                         General Partner

                                         By:      /s/ DAVID N. SHAFER
                                                  ---------------------------
                                                  David N. Shafer,
                                                  Executive Vice President















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